--------------------------------------------------------------------------------
CLOSED END
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Alliance World
Dollar Government
Fund II

Annual Report
March 31, 2002

                               [GRAPHIC OMITTED]

                                 Alliance Capital [LOGO](R)
                                 The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
May 15, 2002

Dear Shareholder:

This report provides the performance and market activity for Alliance World Dollar Government Fund II (the "Fund") for the annual reporting period ended March 31, 2002.

Investment Objective and Policies

This closed-end fund is designed for investors who seek high current income and capital appreciation. To achieve this objective, it invests primarily in high yielding, high risk sovereign debt and U.S. corporate fixed-income obligations that we expect to benefit from improving economic and credit fundamentals.

Investment Results

The following table shows the Fund's performance over the six- and 12-month periods ended March 31, 2002. For comparison, we have included the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which is a standard measure of the performance of a basket of unmanaged emerging market debt securities.

INVESTMENT RESULTS*
Periods Ended March 31, 2002

                Total Returns
             6 Months  12 Months
--------------------------------
Alliance
World Dollar
Government
Fund II (NAV)  17.86%     16.22%
--------------------------------
J.P. Morgan
Emerging
Markets Bond
Index Plus      5.65%      3.62%
--------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of the Fund as of March 31, 2002. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund II.

      Additional investment results appear on pages 6-8.

The Fund significantly outperformed the benchmark for both the six- and 12-month periods ended March 31, 2002. The Fund's overweight position in Russia and its overall security selection were the primary contributors to outperformance. Positions in Mexico, Brazil, the Philippines and Ukraine also enhanced performance. Eliminating the Fund's position in Argentina in December of 2001 contributed positively to relative performance as well.

Strong economic growth despite lower oil prices enabled Russia to continue to outperform all other emerging market countries during the latter six months


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

of the period, posting a return of 33.48% as measured by the JPM EMBI+. News that Russia is not likely to issue any foreign debt in 2002 and is revamping its outdated debt management system also had a positive effect on Russian bond prices.

Despite the negative impact of the slowing U.S. economy and falling oil prices, Mexico posted a return of 9.58% for the six-month period. Bond prices strengthened as Standard & Poor's (S&P) increased Mexico's credit rating to a BBB investment-grade level, the government began implementing needed fiscal reforms and the economy continued to align itself with the U.S.

In Brazil, greater than expected trade surpluses and a strengthening currency led to declining debt ratios, enabling the central bank to lower interest rates. Growth prospects improved as heavy rains filled the reservoirs of the country's hydroelectric power plants, enabling the government to put an end to months of electricity rationing. Brazil's ability to withstand the crisis in neighboring Argentina also improved the country's credit outlook. For the latter six months of the period, Brazil returned 25.90%.

In the Philippines, a robust agricultural sector supported the economy, which outperformed despite weak demand for electronics exports. During the period, the Philippine central bank cut interest rates to their lowest level since 1995, fueling economic growth. An improved credit rating, falling inflation and a stable currency further supported bond prices, with the Philippines posting a return of 23.28% for the six-month period.

The Fund's position in Ukraine enhanced performance as economic growth and improving credit boosted bond prices; Ukraine returned 29.53% for the six-month period.

Market Overview

The global economy decelerated during the 12-month period, led by the economic slowdown in the U.S. Reduced business investment and falling exports outweighed the positive effects of consumer spending, detracting from global growth. The terrorist attacks on September 11 undermined consumer and investor confidence throughout global markets. In an effort to restore confidence and provide market liquidity, global central banks responded quickly by reducing interest rates, following the example set forth by the U.S. Federal Reserve.

As we entered 2002, signs suggesting a global economic turnaround began to appear. In the U.S., economic growth surpassed expectations for the fourth quarter of 2001, boosted by robust consumer spending. Gross domestic product
(GDP), which is the broadest measure of U.S. economic activity, increased 1.7% in real terms. Unemployment levels appeared to have peaked as the U.S. economy began adding jobs in March for the first time


--------------------------------------------------------------------------------
2 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

in eight months. An increase in industrial production levels further indicated that the U.S. economy was beginning to rebound. The U.S. Federal Reserve stopped easing interest rates as signs of an economic recovery began to emerge. In addition, in March 2002 the President signed into law a retroactive tax bill designed to enhance corporate cash flow and trigger a faster recovery in capital spending.

European economic growth continued to slow due to inventory liquidation and declining investment spending, but appears to have finally reached the bottom. Flatter yield curves among the G-7 countries and rebounding commodity prices also indicate that a global economic turnaround is beginning.

Emerging market debt, as measured by the JPM EMBI+, posted a return of 5.65% for the six-month period. Expansionary U.S. fiscal and monetary policy, increased production levels, low interest rates and the economic bottoming out in Europe created a generally favorable environment for emerging market debt. These factors combined with high levels of liquidity and increasing investor confidence contributed to a steady inflow of funds into emerging market bonds during the period.

Most emerging market countries posted very strong returns for the period under review. In addition to the top performing countries already mentioned in the investment results section, Ecuador returned 37.37%, Turkey, 25.06%, Nigeria, 18.89%, Peru, 19.02% and Bulgaria, 16.56%. Besides Argentina, which fell -59.29%, the only countries that underperformed the index during the six-month period were Poland and Korea, which returned only 3.81% and 3.26%, respectively.

For the six-month reporting period ended March 31, 2002, the global high yield market, as represented by the Credit Suisse First Boston High Yield Index, returned 8.32%. Issuers took advantage of the funding window as the U.S. Federal Reserve aggressively lowered interest rates. Default rates remained high throughout the six month period, reflecting the low financial flexibility of highly leveraged companies. In January 2002, default rates peaked with $15.1 billion in defaulted bonds. For the six-month period, higher rated securities outperformed as investors sought higher quality issuers.

Investment Strategy

We significantly increased the Fund's position in Brazil during the period, making it the largest country weight within the Fund (as it is in the benchmark). Increasing confidence in Brazilian fiscal and monetary policy, a strengthening currency and growing global liquidity should support Brazilian bond prices.

We increased the Fund's overweight position in Russia. Steadily implemented market-oriented structural reforms have supported improvements


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

in all aspects of the Russian economy. We increased the Fund's allocation to Venezuela, a major oil exporter, in anticipation of a recovery in oil prices after President Chavez adopted more orthodox economic policies, floating the currency and promising fiscal cuts.

The Fund's position in Qatar was reduced as risk increased in the region after September 11. We also modestly reduced positions in Turkey, Bulgaria and Panama. The Fund's position in Ecuador was decreased as it appeared that the country's impending International Monetary Fund (IMF) agreement would most likely be delayed.

Outlook

The world economic outlook continues to improve for 2002, sparked by the evidence of a stronger than anticipated rebound in the U.S. economy coupled with the initial success of the war on terrorism. Given the amount of fiscal and monetary stimulus, the rebound in economic growth in the U.S. should prove to be stronger than initially anticipated, paving the way for stronger global growth. Liquidity, already at historically high levels, continues to rise, further improving the outlook for a sustainable economic recovery.

We expect growth to accelerate in most emerging market economies, particularly in Latin America (excluding Argentina) and Asia (excluding Japan), as the demand for imports increases in developed economies and global risk aversion continues to subside. The recent crisis in Argentina had only muted effects on other emerging market economies, which is an encouraging sign that countries within the asset class have de-coupled.

As the U.S. economy continues to improve, the U.S. Federal Reserve is expected to raise interest rates in mid-year. With higher Treasury yields expected, emerging market bond performance may weaken. Nevertheless, the rapid global economic recovery and rising liquidity in all market sectors bodes well for the asset class.


--------------------------------------------------------------------------------
4 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your continued interest and investment in Alliance World Dollar Government Fund II. We look forward to reporting to you on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President

[PHOTO]  John D. Carifa

[PHOTO]  Wayne D. Lyski

Wayne D. Lyski oversees fixed income investments at Alliance and manages assets in both domestic and international markets. Mr. Lyski has over 27 years of investment experience.


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II (NAV)
GROWTH OF A $10,000 INVESTMENT
7/31/93* TO 3/31/02

Alliance World Dollar Government Fund II (NAV):           $25,007
J.P. Morgan Emerging Markets Bond Index Plus:             $25,954

[The following table was depicted as a mountain chart in the printed material]

                           Alliance World Dollar          JP Morgan Emerging
                             Government Fund II         Markets Bond Plus Index
-------------------------------------------------------------------------------
   7/31/93                       $10,000                       $10,000
   3/31/94                       $ 9,493                       $ 9,582
   3/31/95                       $ 8,526                       $ 8,765
   3/31/96                       $11,966                       $12,992
   3/31/97                       $15,693                       $17,542
   3/31/98                       $19,379                       $20,696
   3/31/99                       $13,866                       $17,701
   3/31/00                       $19,972                       $22,843
   3/31/01                       $21,517                       $25,047
   3/31/02                       $25,007                       $25,954


This chart illustrates the total value of an assumed $10,000 investment in Alliance World Dollar Government Fund II at net asset value (NAV) (from 7/31/93* to 3/31/02) as compared to the performance of an appropriate index. The index is from inception of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which was 12/31/93. For the period 7/31/93 through 3/31/94, the J.P. Morgan Emerging Markets Bond Index was used, all other periods use the JPM EMBI+ benchmark. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The JPM EMBI+ is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. When comparing Alliance World Dollar Government Fund II to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund II.

*     Closest month-end after Fund's inception date of 7/28/93.


--------------------------------------------------------------------------------
6 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 3/31

                               [BAR CHART OMITTED]

                Alliance World Dollar Government Fund II (NAV)--
                            Yearly Periods Ended 3/31
--------------------------------------------------------------------------------
                         Alliance World Dollar      J.P. Morgan Emerging
                        Government Fund II (NAV)   Markets Bond Index Plus
--------------------------------------------------------------------------------
      3/31/94*                      -5.07%                    -4.18%
      3/31/95                      -10.19%                    -8.53%
      3/31/96                       40.36%                    48.23%
      3/31/97                       31.15%                    35.02%
      3/31/98                       23.48%                    17.98%
      3/31/99                      -28.44%                   -14.47%
      3/31/00                       44.16%                    29.05%
      3/31/01                        7.73%                     9.65%
      3/31/02                       16.22%                     3.62%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged J.P. Morgan Emerging Markets Bond Index plus (JPM EMBI+) is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. When comparing Alliance World Dollar Government Fund II to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance World Dollar Government Fund II.

* The Fund's return for the period ended 3/31/94 is from the Fund's inception date of 7/28/93 through 3/31/94. For the period 7/31/93 through 3/31/94, the J.P. Morgan Emerging Markets Bond Index was used. All other periods use the JPM EMBI+ benchmark.


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
March 31, 2002

INCEPTION DATE
7/28/93

PORTFOLIO STATISTICS
Net Assets ($mil): $823.8

SECURITY TYPE BREAKDOWN
71.4% Sovereign
11.6% Brady Bonds                        [PIE CHART OMITTED]
 9.7% Corporate

 7.3% Short-Term

COUNTRY BREAKDOWN
26.0% Russia
22.7% Brazil
11.6% Mexico
 7.3% United States
 5.3% Venezuela
 4.6% Philippines
 3.4% Turkey
 2.8% South Korea                        [PIE CHART OMITTED]
 2.8% Colombia
 2.4% Panama
 2.1% Trinidad & Tobago
 1.8% Peru
 1.8% Ecuador
 1.6% Ukraine
 1.3% Luxembourg
 1.1% Jamaica

 1.4% Other

All data as of March 31, 2002. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" represents less than 1% weightings in the following countries: Dominican Republic, Qatar, Bulgaria and the Netherlands.


--------------------------------------------------------------------------------
8 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
March 31, 2002

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-83.0%

Sovereign Debt Securities-71.4%
Brazil-13.9%
Republic of Brazil
   11.00%, 8/17/40(a) ......................      $    127,310      $104,903,440
   12.75%, 1/15/20 .........................             9,750         9,545,250
                                                                    ------------
                                                                     114,448,690
                                                                    ------------
Colombia-2.8%
Republic of Colombia
   10.00%, 1/23/12 .........................             7,200         6,921,000
   11.75%, 2/25/20 .........................            16,285        16,244,287
                                                                    ------------
                                                                      23,165,287
                                                                    ------------
Dominican Republic-0.6%
Dominican Republic
   9.50%, 9/27/06(b) .......................             4,350         4,594,687
                                                                    ------------

Ecuador-1.8%
Republic of Ecuador
   5.00%, 8/15/30(b)(c) ....................            21,525        11,677,313
   12.00%, 11/15/12(b) .....................             3,775         3,053,031
                                                                    ------------
                                                                      14,730,344
                                                                    ------------
Jamaica-1.1%
Government of Jamaica
   11.625%, 1/15/22 ........................             8,900         9,389,500
                                                                    ------------

Mexico-6.6%
United Mexican States Global Bond
   7.50%, 1/14/12 ..........................             1,200         1,196,400
   11.375%, 9/15/16 ........................            42,235        52,857,103
                                                                    ------------
                                                                      54,053,503
                                                                    ------------
Panama-2.4%
Republic of Panama
   9.375%, 4/01/29 .........................            10,000        10,450,000
   9.625%, 2/08/11 .........................             8,850         9,159,750
   10.75%, 5/15/20 .........................                50            55,450
                                                                    ------------
                                                                      19,665,200
                                                                    ------------
Peru-0.1%
Republic of Peru
   9.125%, 2/21/12(b) ......................             1,150         1,133,900
                                                                    ------------


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------
Philippines-4.6%
Republic of Philippines
   9.375%, 1/18/17 ...........................     $     12,250     $ 12,495,000
   9.875%, 1/15/19 ...........................           22,600       22,803,400
   10.625%, 3/16/25 ..........................            2,650        2,795,750
                                                                    ------------
                                                                      38,094,150
                                                                    ------------
Qatar-0.4%
State of Qatar
   9.75%, 6/15/30(b) .........................            2,690        3,110,985
                                                                    ------------

Russia-26.0%
Russian Federation
   5.00%, 3/31/30(a)(b)(c) ...................          263,475      174,387,516
Russian Ministry of Finance
   Series V
   3.00%, 5/14/08 ............................           16,687       11,285,418
   Series VI
   3.00%, 5/14/06 ............................           37,260       28,924,938
                                                                    ------------
                                                                     214,597,872
                                                                    ------------
Trinidad & Tobago-2.1%
Republic of Trinidad & Tobago
   9.75%, 7/01/20(b) .........................           15,694       17,381,105
                                                                    ------------

Turkey-3.4%
Republic of Turkey
   11.75%, 6/15/10 ...........................           26,450       27,259,370
   11.875%, 1/15/30 ..........................              975          987,919
                                                                    ------------
                                                                      28,247,289
                                                                    ------------
Ukraine-1.6%
Government of Ukraine
   11.00%, 3/15/07(b) ........................           13,043       13,166,858
                                                                    ------------

Venezuela-4.0%
Republic of Venezuela
   9.25%, 9/15/27 ............................           47,700       32,746,050
                                                                    ------------

Total Sovereign Debt Securities
   (cost $478,345,786) .......................                       588,525,420
                                                                    ------------

Non-Collateralized Brady Bonds-11.3%
Brazil-8.3%
Republic of Brazil
   C-Bonds
   8.00%, 4/15/14 ............................           12,123        9,880,434
   DCB FRN
   Series L
   3.25%, 4/15/12 ............................           77,200       58,772,360
                                                                    ------------
                                                                      68,652,794
                                                                    ============


--------------------------------------------------------------------------------
10 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------
Peru-1.7%
Republic of Peru FLIRB
   4.00%, 3/07/17(c) .........................     $     18,400     $ 13,915,000
                                                                    ------------

Venezuela-1.3%
Republic of Venezuela
   DCB FRN
   Series DL
   2.875%, 12/18/07 ..........................           13,428       10,907,193
                                                                    ------------

Total Non-Collateralized Brady Bonds
   (cost $91,601,596) ........................                        93,474,987
                                                                    ------------

Collateralized Brady Bonds-0.3%(d)
Brazil-0.0%
Republic of Brazil
   Par-VRN
   Series Z-L
   6.00%, 4/15/24 ............................              180          125,100
                                                                    ------------

Bulgaria-0.3%
Republic of Bulgaria
   Discount Bonds FRN
   Series A
   2.813%, 7/28/24 ...........................            2,050        1,834,750
                                                                    ------------

Venezuela-0.0%
Discount Bonds FRN
   Series W-B
   3.00%, 3/31/20 ............................              216          163,080
                                                                    ------------

Total Collateralized Brady Bonds
   (cost $1,771,482) .........................                         2,122,930
                                                                    ------------

Total Sovereign Debt Obligations
   (cost $571,718,864) .......................                       684,123,337
                                                                    ------------

CORPORATE DEBT OBLIGATIONS-9.7%
BBVA Bancomer Capital Trust
   10.50%, 2/16/11(b) ........................            5,500        5,981,250
GH Water Supply Holding Ltd.
   7.00%, 6/22/08(b) .........................               61           59,351
Grupo Iusacell SA de CV
   14.25%, 12/01/06 ..........................            3,880        4,006,100
Hanvit Bank
   11.75%, 3/01/10(b)(c) .....................            3,000        3,442,500
   12.75%, 3/01/10(b)(c) .....................           16,270       18,995,225
Innova S De. R.L.
   12.875%, 4/01/07 ..........................           14,600       13,249,500


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------
                                                     Shares or
                                                     Principal
                                                        Amount
                                                         (000)     U.S. $ Value
--------------------------------------------------------------------------------
Mexico City Toluca Toll Road
   11.00%, 5/19/02(b) .......................    $      11,710     $  9,367,971
Mobile Telesystem Finance
   10.95%, 12/21/04(b) ......................           10,500       10,710,000
Monterrey Power SA de CV
   9.625%, 11/15/09(b) ......................            3,609        3,843,881
Netia Holdings BV
   Series B
   11.25%, 11/01/07(e) ......................            4,000          660,000
   13.125%, 6/15/09(e) ......................            5,555          916,575
Pemex Project Funding Master Trust
   8.00%, 11/15/11(b) .......................            4,800        4,872,000
Petrobras International Finance
   9.125%, 2/01/07(b) .......................            3,700        3,769,375
                                                                   ------------

Total Corporate Debt Obligations
   (cost $84,525,140) .......................                        79,873,728
                                                                   ------------

COMMON STOCKS-0.0%
Pegasus Media & Communications, Inc.(f)
   (cost $35,817) ...........................           22,564           68,143
                                                                   ------------

WARRANTS-0.0%
Central Bank of Nigeria
   Warrants, expiring 11/15/20(f) ...........           30,500               -0-
Republic of Venezuela
   Warrants, expiring 4/15/20(f) ............           25,000               -0-
                                                                   ------------
Total Warrants
   (cost $0) ................................                                -0-
                                                                   ------------

SHORT-TERM INVESTMENT-7.4%
Time Deposit-7.4%
Bank of New York
   1.50%, 4/01/02
   (cost $60,500,000) .......................    $      60,500       60,500,000
                                                                   ------------
Total Investments --100.1%
   (cost $716,779,821) ......................                       824,565,208
Other assets less liabilities-(0.1%) ........                          (812,366)
                                                                   ------------
Net Assets-100% .............................                      $823,752,842
                                                                   ============


--------------------------------------------------------------------------------
12 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

(a) Securities, or portions thereof, with an aggregate market value of $128,385,333 have been segregated to collateralize reverse repurchase agreements.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2002, these securities amounted to $289,546,948 or 35.1% of net assets.

(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2002.

(d) Sovereign debt obligations issued as part of a debt restructuring that are collateralized in full as to principal due at maturity by U.S.Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(e)   Security is in default and is non-income producing.

(f)   Non-income producing security.

      Glossary of Terms:
      DCB   - Debt Conversion Bonds.
      FLIRB - Front Loaded Interest Reduction Bond.
      FRN   - Floating Rate Note.
      VRN   - Variable Rate Note.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
March 31, 2002

Assets
Investments in securities, at value
   (cost $716,779,821) .....................................    $   824,565,208
Cash .......................................................            383,972
Receivable for investment securities sold ..................        101,011,693
Interest receivable ........................................         19,045,671
Due from broker ............................................          7,134,111
                                                                ---------------
Total assets ...............................................        952,140,655
                                                                ---------------
Liabilities
Reverse repurchase agreements ..............................        118,242,700
Payable for investment securities purchased ................          8,469,643
Advisory fee payable .......................................            856,922
Administrative fee payable .................................            320,984
Unrealized depreciation on credit default swap contract ....            180,000
Accrued expenses ...........................................            317,564
                                                                ---------------
Total liabilities ..........................................        128,387,813
                                                                ---------------
Net Assets .................................................    $   823,752,842
                                                                ===============
Composition of Net Assets
Capital stock, at par ......................................    $       778,503
Additional paid-in capital .................................      1,048,473,894
Undistributed net investment income ........................          2,027,414
Accumulated net realized loss on investments,
   written options, swap contract and foreign currency
   transactions ............................................       (335,132,320)
Net unrealized appreciation on investments,
   swap contract and foreign currency transactions .........        107,605,351
                                                                ---------------
                                                                $   823,752,842
                                                                ===============
Net Asset Value Per Share
   (based on 77,850,368 shares outstanding) ................             $10.58
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended March 31, 2002

Investment Income
Interest ....................................                     $ 114,154,214
Expenses
Advisory fee ................................    $   7,838,355
Administrative fee ..........................        1,175,753
Custodian ...................................          435,941
Printing ....................................          206,983
Transfer agency .............................          163,775
Registration ................................           98,607
Audit and legal .............................           96,306
Directors' fees .............................           46,204
Miscellaneous ...............................           20,453
                                                 -------------
Total expenses before interest ..............       10,082,377
Interest expense ............................        4,633,537
                                                 -------------
Total expenses ..............................                        14,715,914
                                                                   ------------
Net investment income .......................                        99,438,300
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions .............................                      (108,903,995)
Net realized gain on written options ........                           491,449
Net realized gain on foreign currency
   transactions .............................                             1,236
Net change in unrealized
   appreciation/depreciation of
   investments, swap contract
   and foreign currency transactions ........                       126,469,696
                                                                   ------------
Net gain on investments, written options,
   swap contract and foreign currency
   transactions .............................                        18,058,386
                                                                   ------------
Net Increase in Net Assets
   from Operations ..........................                      $117,496,686
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Year Ended       Year Ended
                                                   March 31,        March 31,
                                                     2002             2001
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $  99,438,300    $  92,532,505
Net realized loss on investments,
   written options and foreign
   currency transactions .....................    (108,411,310)     (12,595,060)
Net change in unrealized
   appreciation/depreciation
   of investments, swap contract
   and foreign currency transactions .........     126,469,696      (30,993,208)
                                                 -------------    -------------
Net increase in net assets from
   operations ................................     117,496,686       48,944,237
Dividends to Shareholders from:
Net investment income ........................    (101,219,354)     (84,858,706)
                                                 -------------    -------------
Total increase (decrease) ....................      16,277,332      (35,914,469)
Net Assets
Beginning of period ..........................     807,475,510      843,389,979
                                                 -------------    -------------
End of period (including undistributed net
   investment income of $2,027,414 and
   $4,003,924, respectively) .................   $ 823,752,842    $ 807,475,510
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o Alliance World Dollar Government Fund II

                                                         -----------------------
                                                         STATEMENT OF CASH FLOWS
                                                         -----------------------

STATEMENT OF CASH FLOWS
Year Ended March 31, 2002

Increase (Decrease) in Cash From:
Operating Activities:
Interest received .........................   $    99,761,682
Interest expense paid .....................        (4,532,541)
Operating expenses paid ...................        (9,851,902)
                                              ---------------
Net increase in cash from operating
   activities .............................                      $   85,377,239
Investing Activities:
Proceeds from disposition of long-term
   portfolio investments ..................     1,650,633,808
Purchase of long-term portfolio
   investments ............................    (1,536,479,813)
Proceeds from disposition of short-term
   portfolio investments, net .............        38,968,999
                                              ---------------
Net increase in cash from investing
   activities .............................                         153,122,994
Financing Activities:
Decrease in reverse repurchase
   agreements .............................      (136,944,904)
Cash dividends paid .......................      (101,219,354)
                                              ---------------
Net decrease in cash from financing
   activities .............................                        (238,164,258)
                                                                 --------------
Net increase in cash ......................                             335,975
Cash at beginning of period ...............                              47,997
                                                                 --------------
Cash at end of period .....................                      $      383,972
                                                                 ==============
--------------------------------------------------------------------------------

Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:
Net increase in net assets from
   operations .............................                      $  117,496,686
Adjustments:
Decrease in interest receivable ...........   $     5,139,218
Net realized loss on investments,
   written options and foreign currency
   transactions ...........................       108,411,310
Net change in unrealized
   appreciation/depreciation
   of investments, swap contract
   and foreign currency transactions ......      (126,469,696)
Accretion of bond discount and
   amortization of bond premium ...........       (19,531,750)
Increase in interest payable ..............           100,996
Increase in accrued expenses ..............           230,475
                                              ---------------
Total adjustments .........................                         (32,119,447)
                                                                 --------------
Net increase in cash from operating
   activities .............................                      $   85,377,239
                                                                 ==============

See notes to financial statements.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
March 31, 2002

NOTE A

Significant Accounting Policies

Alliance World Dollar Government Fund II (the "Fund") was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities ex change or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-divi-


--------------------------------------------------------------------------------
18 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

dend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences primarily due to foreign currency transactions and tax character of bond premium resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investments. This reclassification had no effect on net assets.

5. Change in Accounting Principle

As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change will have no impact on the net assets of the Fund. Prior to April 1, 2001, the Fund did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $223,614 decrease in cost of investments and a corresponding $223,614 decrease in net unrealized depreciation, based on investments owned by the Fund on April 1, 2001.

The effect of this change for the year ended March 31, 2002, was to decrease net investment income by $451,332, increase net unrealized appreciation of investments by $424,410, and increase net realized gain on investment transactions by $26,922. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting principle.

NOTE B

Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of 1% of the Fund's average weekly net assets.

Under the terms of the Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, whereby the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. During the year ended March 31, 2002, the Fund reimbursed AGIS $5,416, relating to shareholder servicing costs.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments, U.S. government securities and U.S. government agencies) aggregated $1,511,379,283 and $1,630,210,968, respectively, for the year ended March 31, 2002. There were no purchases or sales of U.S. government and government agency obligations for the year ended March 31, 2002.

At March 31, 2002, the cost of investments for federal income tax purposes was $724,479,612. Accordingly, gross unrealized appreciation of investments was $111,360,550 and gross unrealized depreciation of investments was $11,274,954, resulting in net unrealized appreciation of $100,085,596, excluding the swap contract.

1. Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the option written. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.


--------------------------------------------------------------------------------
20 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

For the year ended March 31, 2002, the Fund had the following written option transactions:

                                                       Number of
                                                       Contracts      Premiums
                                                      ===========    ==========
Options outstanding at March 31, 2001 .............            -0-    $      -0-
Options written ...................................    92,300,000     1,309,530
Options terminated in closing purchase transactions   (50,100,000)   (1,041,640)
Options expired ...................................   (42,200,000)     (267,890)
                                                      -----------    ----------
Options outstanding at March 31, 2002 .............            -0-    $      -0-
                                                      ===========    ==========

2. Swap Agreements

The Fund enters into swaps to hedge its exposure to interest rates and credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period.

Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation of investments and swap contracts.

At March 31, 2002, the Fund had one credit default swap outstanding with Merrill Lynch (the "Counter party") which provides, upon the occurrence of a credit event as defined in the swap agreement, for the Fund to purchase from Merrill Lynch at par and take delivery of $8,000,000 principal amount (the "Notional Amount") of United Mexican States, 9.875%, due 1/15/07. During the term of the swap agreement, the Fund will receive semi-annual fixed interest payments from the Counterparty calculated at a rate of 2.25% applied to the Notional Amount. The scheduled termination date of the swap is August 21, 2006. At March 31, 2002, the unrealized depreciation on this credit default swap contract was $180,000.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE D

Distributions To Shareholders

The tax character of distributions paid during the fiscal year ended March 31, 2002 and March 31, 2001 were as follows:

                                                     2002               2001
                                                 ============       ============
Distributions paid from:
  Ordinary income ........................       $101,219,354       $ 84,858,706
                                                 ------------       ------------
Total taxable distributions ..............        101,219,354         84,858,706
                                                 ------------       ------------
Total distributions paid .................       $101,219,354       $ 84,858,706
                                                 ============       ============

As of March 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income .........................        $   2,675,442
                                                               -------------
Accumulated earnings ..................................            2,675,442
Accumulated capital and other losses ..................         (328,080,557)(a)
Unrealized appreciation/(depreciation) ................           99,905,560(b)
                                                               -------------
Total accumulated earnings/(deficit) ..................        $(225,499,555)
                                                               =============

(a) On March 31, 2002, the Fund had a net capital loss carryforward of $294,801,468 of which $103,516,115 expires in the year 2007, $43,184,734 expires in the year 2008, $68,859,018 expires in the year 2009 and $79,241,601 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended March 31, 2002, the Fund deferred to April 1, 2002, post October capital losses of $33,564,900 and post October currency losses of $4.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.

NOTE E

Capital Stock

There are 100,000,000 shares of $0.01 par value common stock authorized.

Of the 77,850,368 shares outstanding at March 31, 2002, the Adviser owned 7,200 shares. During the years ended March 31, 2002 and March 31 2001, the Fund issued no shares in connection with the Fund's dividend reinvestment plan.

NOTE F

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase


--------------------------------------------------------------------------------
22 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. "Due from broker" on the statement of assets and liabilities represents cash provided to the respective broker to collateralize reverse repurchase agreements, which is in addition to the market value of securities segregated to collateralize the reverse repurchase agreements as included in the portfolio of investments. As of March 31, 2002, the Fund had entered into the following reverse repurchase agreements:

   Amount              Broker                   Interest Rate      Maturity
===========   ==========================        =============  =================
$11,539,372   Morgan Stanley Dean Witter            1.85%        April 2, 2002
$21,263,429   Morgan Stanley Dean Witter            1.75%      December 31, 2002
$21,263,429   Morgan Stanley Dean Witter            1.75%      December 31, 2002
$17,010,596   Morgan Stanley Dean Witter            1.75%      December 31, 2002
$17,010,743   Morgan Stanley Dean Witter            1.75%      December 31, 2002
$ 8,505,372   Morgan Stanley Dean Witter            1.75%      December 31, 2002
$11,660,900   UBS Securities                        1.75%      December 31, 2002
$ 9,988,859   Santander Investment Securities, Inc. 1.60%      December 31, 2002

For the year ended March 31, 2002, the average amount of reverse repurchase agreements out standing was approximately $142,608,027 and the daily weighted average annualized interest rate was 2.84%.

NOTE G

Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks, which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                           Year Ended March 31,
                                  ----------------------------------------------------------------------
                                    2002(a)         2001           2000           1999           1998
                                  ----------------------------------------------------------------------
Net asset value,
  beginning of period .........   $    10.37     $    10.83     $     8.52     $    13.82     $    13.77
                                  ----------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ......         1.32           1.25           1.16           1.20           1.30
Net realized and unrealized
  gain (loss) on investments
  and swap contracts ..........          .19           (.62)          2.29          (5.06)          1.70
                                  ----------------------------------------------------------------------
Net increase (decrease)
  in net asset value from
  operations ..................         1.51            .63           3.45          (3.86)          3.00
                                  ----------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........        (1.30)         (1.09)         (1.10)         (1.44)         (1.42)
Tax return of capital .........           -0-            -0-          (.04)            -0-            -0-
Distributions from net
  realized gain on
  investments .................           -0-            -0-            -0-            -0-         (1.53)
                                  ----------------------------------------------------------------------
Total dividends and
  distributions ...............        (1.30)         (1.09)         (1.14)         (1.44)         (2.95)
                                  ----------------------------------------------------------------------
Net asset value,
  end of period ...............   $    10.58     $    10.37     $    10.83     $     8.52     $    13.82
                                  ======================================================================
Market value, end of period ...   $    10.32     $     9.15     $    9.188     $    9.375     $    13.75
                                  ======================================================================
Total Return
Total investment return
  based on:(c)
  Market value ................        27.02%         12.05%         11.15%        (20.95)%        26.49%
  Net asset value .............        16.22%          7.73%         44.16%        (28.44)%        23.48%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $  823,753     $  807,476     $  843,390     $  651,967     $1,029,791
Ratio to average net assets of:
  Expenses ....................         1.88%          1.90%          1.51%          1.31%          1.26%
  Expenses, excluding
    interest expense ..........         1.29%          1.28%          1.30%          1.31%          1.26%
  Net investment income .......        12.69%         11.31%         12.33%         11.89%          8.92%
Portfolio turnover rate .......          178%           203%           217%           262%           327%

See footnote summary on page 25.


--------------------------------------------------------------------------------
24 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain on investments per share by $.01, and decrease the ratio of net investment income to average net assets from 12.74% to 12.69%. Per share, ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 25

---------------------------
REPORT OF ERNST & YOUNG LLP
       INDEPENDENT AUDITORS
---------------------------

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of Alliance World Dollar Government Fund II, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance World Dollar Government Fund II, Inc., including the portfolio of investments, as of March 31, 2002, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Dollar Government Fund II, Inc. at March 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
May 15, 2002


--------------------------------------------------------------------------------
26 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 27

----------------------
ADDITIONAL INFORMATION
----------------------

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, except that 50% of the Fund's required investments in sovereign debt obligations is no longer required to be invested in collateralized Brady Bonds, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne
D. Lyski, the President of the Fund.


--------------------------------------------------------------------------------
28 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                  ------------------------------
                                                  SUPPLEMENTAL PROXY INFORMATION
                                                  ------------------------------

SUPPLEMENTAL PROXY INFORMATION
(unaudited)

A. A Special Meeting of Shareholders of Alliance World Dollar Government Fund II, Inc. was held on November 7, 2001. A description of each proposal and number of shares voted at the meeting are as follows:

                                       Voted          Voted
                                        For          Against     Abstained
================================================================================
Approval of an increase in the
number of authorized shares of
Common Stock of stock of the
Corporation.                         68,648,619     3,116,502     886,719

B. The Annual Meeting of Shareholders of Alliance World Dollar Government Fund II was held on March 20, 2002 and April 25, 2002. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                 Authority
                                                   Voted For      Withheld
================================================================================
1. To elect directors:    Class Two Nominees
                          (terms expire in 2005)
                          John H. Dobkin           72,590,853     762,759
                          William H. Foulk, Jr.    72,593,243     760,369
                          Dr. James M. Hester      72,541,905     811,707

                                                      Voted
                                       Voted For     Against      Abstain
================================================================================
2. Approval of the amendment to
the Charter authorizing the Board
of Directors from time to time to
increase or decrease the number of
authorized shares of stock of the
Corporation.                         39,072,592     5,139,621   1,796,777


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 29

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

G-7 Nations

A group of seven industrialized nations, including Canada, France, Germany, Italy, Japan, the United Kingdom and the United States.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
30 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $452 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 45 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 605 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/02.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 31

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Gregory Dube, Senior Vice President
Paul J. DeNoon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Dividend Paying Agent, Transfer Agent and Registrar

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110-1520

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of Alliance World Dollar Government Fund II for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
32 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                            PORTFOLIOS
NAME, ADDRESS,                        PRINCIPAL               IN FUND         OTHER
AGE OF DIRECTOR                     OCCUPATION(S)             COMPLEX     DIRECTORSHIPS
(YEARS OF                            DURING PAST            OVERSEEN BY      HELD BY
SERVICE*)                              5 YEARS                DIRECTOR       DIRECTOR
---------------------------------------------------------------------------------------
INTERESTED DIRECTOR
John D. Carifa,**, 57         President, Chief Operating        114            None
1345 Avenue of the Americas,  Officer and a Director of
New York, NY 10105            ACMC, with which he has
(9)                           been associated since prior
                              to 1997.

DISINTERESTED DIRECTORS
Ruth Block,#+, 71             Formerly an Executive Vice         87            None
P.O. Box 4623,                President and the Chief
Stamford, CT 06903            Insurance Officer of The
(9)                           Equitable Life Assurance
                              Society of the United States;
                              Chairman and Chief Executive
                              Officer of Evlico. Formerly a
                              Director of Avon, BP Amoco
                              Corp., Ecolab, Inc., Tandem
                              Financial Group and Donaldson,
                              Lufkin & Jenrette Securities
                              Corporation.

David H. Dievler,#+, 72       Independent consultant. Until      94            None
P.O. Box 167,                 December 1994, Senior Vice
Spring Lake, NJ 07762         President of ACMC
(9)                           responsible for mutual fund
                              administration. Prior to joining
                              ACMC in 1984, Chief
                              Financial Officer of Eberstadt
                              Asset Management since 1968.
                              Prior to that, Senior Manager
                              at Price Waterhouse & Co.,
                              Member of American Institute
                              of Certified Public Accountants
                              since 1953.


--------------------------------------------------------------------------------
                                   Alliance World Dollar Government Fund II o 33

----------------------
MANAGEMENT OF THE FUND
----------------------

                                                            PORTFOLIOS
NAME, ADDRESS,                        PRINCIPAL               IN FUND         OTHER
AGE OF DIRECTOR                     OCCUPATION(S)             COMPLEX     DIRECTORSHIPS
(YEARS OF                            DURING PAST            OVERSEEN BY      HELD BY
SERVICE*)                              5 YEARS                DIRECTOR       DIRECTOR
---------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
John H. Dobkin,#+, 60,        Consultant. Currently, President   90            None
P.O. Box 12,                  of the Board of Save Venice,
Annandale, NY 12504           Inc. (preservation
(9)                           organization). Formerly a Senior
                              Advisor from June 1999 - June
                              2000 and President from December
                              1989 - May1999 of Historic
                              Hudson Valley (historic
                              preservation). Previously,
                              Director of the National Academy
                              of Design. During 1988-92,
                              Director and Chairman of the
                              Audit Committee of ACMC.

William H. Foulk, Jr.,#+, 69  Investment Adviser and an         108            None
2 Sound View Drive            independent consultant. Formerly
Suite 100                     Senior Manager of Barrett
Greenwich, CT 06830           Associates, Inc., a registered
(9)                           investment adviser, with which
                              he had been associated since
                              prior to 1997. Formerly Deputy
                              Comptroller of the State of New
                              York and, prior thereto, Chief
                              Investment Officer of the New
                              York Bank for Savings.

Dr. James M. Hester,#+, 77    President of The Harry Frank       12            None
The Harry Frank               Guggenheim Foundation, with
Guggenheim Foundation         which he has been associated
527 Madison Avenue            since prior to 1997. Formerly
New York, NY 10022-4301       President of New York University
(9)                           and the New York Botanical
                              Garden. Formerly Rector of the
                              United Nations University and
                              Vice Chairman of the Board of
                              the Federal Reserve Bank of New
                              York.


--------------------------------------------------------------------------------
34 o Alliance World Dollar Government Fund II

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

                                                            PORTFOLIOS
NAME, ADDRESS,                        PRINCIPAL               IN FUND         OTHER
AGE OF DIRECTOR                     OCCUPATION(S)             COMPLEX     DIRECTORSHIPS
(YEARS OF                            DURING PAST            OVERSEEN BY      HELD BY
SERVICE*)                              5 YEARS                DIRECTOR       DIRECTOR
---------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
Clifford L. Michel,#+, 62     Senior Counsel of the law firm     90        Placer Dome,
St. Bernard's Road,           of Cahill Gordon & Reindel,                      Inc.
Gladstone, NJ 07934           since February 2001 and a
(9)                           partner of that firm for more
                              than twenty-five years prior
                              thereto. President and Chief
                              Executive Officer of Wenonah
                              Development Company
                              (investments).

Donald J. Robinson,#+, 67     Senior Counsel of the law firm    102            None
98 Hell's Peak Road,          of Orrick, Herrington &
Weston, VT 05161              Sutcliffe LLP since prior to
(7)                           1997. Formerly a senior partner
                              and a member of the Executive
                              Committee of that firm. Former
                              member of the Municipal
                              Securities Rulemaking Board and
                              a Trustee of the Museum of the
                              City of New York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 35

----------------------
MANAGEMENT OF THE FUND
----------------------

Officer Information

Certain information concerning the Fund's officers is set forth below.

NAME,                      PRINCIPAL                                                  PRINCIPAL
ADDRESS,*                 POSITION(S)                                                OCCUPATION
AND AGE                  HELD WITH FUND                                          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
John D. Carifa, 57         Chairman                 See biography above.

Wayne D. Lyski, 60         President                Executive Vice President of ACMC**,
                                                    with which he has been associated since
                                                    prior to 1997.

Kathleen A. Corbet, 42     Senior Vice President    Executive Vice President of ACMC**, with which she has been associated since prior to 1997.

Gregory Dube, 46           Senior Vice President    Senior Vice President and Head of the Global High Yield Group of ACMC**, with which he has been associated since 1998. From 1996 to 1998, he was a member of the Fixed Income Group of Lazard Freres.

Paul J. DeNoon, 39         Vice President           Senior Vice President of ACMC**, with which he has been associated since prior to 1997.

Mark D. Gersten, 51        Treasurer and            Senior Vice President of Alliance
                           Chief Financial Officer  Global Investors Services, Inc. ("AGIS")**, with which he has been associated since prior to 1997.

Edmund P. Bergan, Jr., 51  Secretary                Senior Vice President and the General Counsel of Alliance Fund
                                                    Distributors, Inc. and AGIS**, with which he has been associated since prior to
                                                    1997.

Vincent S. Noto, 37        Controller               Vice President of AGIS**, with which he has been associated since prior to 1997.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, ACL, and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
36 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACMGovernment Opportunity Fund
ACMManaged Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 37

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL
INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value (NAV) to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of different newspapers each day. The Fund's NYSE trading symbol is "AWF." Weekly comparative net asset value and market price information about the Fund is published each Monday in the Wall Street Journal, each Sunday in the New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
38 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

NOTES


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 39

NOTES


--------------------------------------------------------------------------------
40 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

Alliance World Dollar Government Fund II

1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

WDGIIAR0302